Exhibit 10.2

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment (this “Amendment”), dated as of February 25, 2021, to that certain Securities Purchase Agreement (the “Purchase Agreement”), between LMP Automotive Holdings, Inc. (the “Company”) and the purchaser(s) set forth on the signature page hereto (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS:

A.  Whereas, the Purchase Agreement may be amended prior to Closing in a written instrument signed by the Company and each Purchaser; and

B.  Whereas, each Purchaser executing this Amendment is a purchaser party to the Purchase Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.  The first sentence of Section 4.20 of the Purchase Agreement is deleted in its entirety and replaced as follows:

“The Company hereby covenants and agrees that it shall not take any direct or indirect action, including, without limitation, by one or more Dilutive Issuances (as defined in the Warrants and in the Certificate of Designation), if the effect of any such action(s) is to limit the number of shares of Common Stock (i) issuable upon conversion of any shares of Preferred Stock pursuant to Section 6(e) of the Certificate of Designation or (ii) issuable upon exercise of any Warrants pursuant to Section 2(f) of the Warrants.”

2.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original. This Amendment will become effective upon receipt by the Company of (i) executed counterparts from the Purchasers and the Company of this Amendment and (ii) other amendments (“Other Amendments”) substantially identical in form and substance to this Amendment duly executed by the Company and all other purchasers party to the Purchase Agreement (“Other Purchasers”).

3.  The obligations of each Purchaser under this Amendment are several and not joint with the obligations of any of the Other Purchasers under any Other Amendment, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by any Purchaser pursuant hereto or any Other Purchase pursuant thereto, shall be deemed to constitute the Purchasers and the Other Purchasers as, and the Company acknowledges that the Purchasers and the Other Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers and the Other Purchasers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that the Purchasers and the Other Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment and any Other Amendment. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

4.  This Amendment shall be governed by the provisions of Section 5.4, 5.5 and 5.9 of the Purchase Agreement.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

THE COMPANY

LMP AUTOMOTIVE HOLDINGS, INC.

By:
Name:	Sam Tawfik
Title:	Chief Executive Officer

PURCHASERS

By:
Name:
Title: